                                                            Sub-Item 77Q1(e)


                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                         EFFECTIVE DATE     COMMITTED UNTIL
-------------------------------------------  -----------------  ---------------
Invesco Energy Fund                          July 1, 2007       June 30, 2012
Invesco Gold & Precious Metals Fund          July 1, 2007       June 30, 2012
Invesco Leisure Fund                         July 1, 2007       June 30, 2012
Invesco Technology Fund                      July 1, 2007       June 30, 2012
Invesco Technology Sector Fund               February 12, 2010  June 30, 2012
Invesco U.S. Mid Cap Value Fund              February 12, 2010  June 30, 2012
Invesco Utilities Fund                       July 1, 2007       June 30, 2012
Invesco Value Fund                           February 12, 2010  June 30, 2012
Invesco Van Kampen American Value Fund       February 12, 2010  June 30, 2012
Invesco Van Kampen Comstock Fund             February 12, 2010  June 30, 2012
Invesco Van Kampen Mid Cap Growth Fund       February 12, 2010  June 30, 2012
Invesco Van Kampen Small Cap Value Fund      February 12, 2010  June 30, 2012
Invesco Van Kampen Value Opportunities Fund  February 12, 2010  June 30, 2012

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                                   EFFECTIVE DATE       COMMITTED UNTIL
------------------------------------------------       -------------         ---------------
Invesco High Income Municipal Fund                     July 1, 2007         June 30, 2012
Invesco Tax-Exempt Cash Fund                           July 1, 2007         June 30, 2012
Invesco Tax-Free Intermediate Fund                     July 1, 2007         June 30, 2012
Invesco Van Kampen High Yield Municipal Fund           February 12, 2010    June 30, 2012
Invesco Van Kampen Intermediate Term
Municipal Income Fund                                  February 12, 2010    June 30, 2012
Invesco Van Kampen Municipal Income Fund               February 12, 2010    June 30, 2012

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                                         EFFECTIVE DATE     COMMITTED UNTIL
------                                                       ------------------ ---------------
Invesco V.I. Balanced-Risk Allocation Fund****                December 22, 2010  June 30, 2012
Invesco V.I. Basic Value Fund                                 July 1, 2007       June 30, 2012
Invesco V.I. Capital Appreciation Fund                        July 1, 2007       June 30, 2012
Invesco V.I. Capital Development Fund                         July 1, 2007       June 30, 2012
Invesco V.I. Core Equity Fund                                 July 1, 2007       June 30, 2012
Invesco V.I. Diversified Income Fund                          July 1, 2007       June 30, 2012
Invesco V.I. Dividend Growth Fund                             February 12, 2010  June 30, 2012
Invesco V.I. Global Health Care Fund                          July 1, 2007       June 30, 2012
Invesco V.I. Global Real Estate Fund                          July 1, 2007       June 30, 2012
Invesco V.I. Government Securities Fund                       July 1, 2007       June 30, 2012
Invesco V.I. High Yield Fund                                  July 1, 2007       June 30, 2012
Invesco V.I. High Yield Securities Fund                       February 12, 2010  June 30, 2012
Invesco V.I. International Growth Fund                         July 1, 2007      June 30, 2012
Invesco V.I. Leisure Fund                                      July 1, 2007      June 30, 2012
Invesco V.I. Mid Cap Core Equity Fund                          July 1, 2007      June 30, 2012
Invesco V.I. Money Market Fund                                 July 1, 2007      June 30, 2012
Invesco V.I. S&P 500 Index Fund                              February 12, 2010   June 30, 2012
Invesco V.I. Select Dimensions Equally-Weighted S&P 500
Fund                                                         February 12, 2010   June 30, 2012
Invesco V.I. Small Cap Equity Fund                             July 1, 2007      June 30, 2012
Invesco V.I. Technology Fund                                   July 1, 2007      June 30, 2012
Invesco V.I. Utilities Fund                                    July 1, 2007      June 30, 2012

**** Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk
     Allocation Fund also include an amount equal to advisory fees that Invesco receives from any money market fund or similarly pooled cash equivalent investment vehicle advised by Invesco and/or Invesco's affiliates in which Invesco Cayman Commodity Fund IV, Ltd. invests.

Invesco Van Kampen V.I. Capital Growth Fund              February 12, 2010    June 30, 2012
Invesco Van Kampen V.I. Comstock Fund                    February 12, 2010    June 30, 2012
Invesco Van Kampen V.I. Equity and Income Fund           February 12, 2010    June 30, 2012
Invesco Van Kampen V.I. Global Value Equity Fund         February 12, 2010    June 30, 2012
Invesco Van Kampen V.I. Growth and Income Fund           February 12, 2010    June 30, 2012
Invesco Van Kampen V.I. Mid Cap Growth Fund              February 12, 2010    June 30, 2012
Invesco Van Kampen V.I. Mid Cap Value Fund               February 12, 2010    June 30, 2012

                          SHORT-TERM INVESTMENTS TRUST

FUND                               EFFECTIVE DATE  COMMITTED UNTIL
--------------------------         --------------  ---------------
Government TaxAdvantage Portfolio  July 1, 2007    June 30, 2012
STIC Prime Portfolio               July 1, 2007    June 30, 2012
Treasury Portfolio                 July 1, 2007    June 30, 2012

                                CLOSED-END FUNDS

FUND                                               EFFECTIVE DATE  COMMITTED UNTIL
-------------------------------------------------  --------------  ---------------
Invesco California Insured Municipal Income Trust  June 1, 2010    June 30, 2012
Invesco California Quality Municipal Securities    June 1, 2010    June 30, 2012
Invesco High Yield Fund, Inc.                      June 1, 2010    June 30, 2012
Invesco Insured California Municipal Securities    June 1, 2010    June 30, 2012
Invesco Insured Municipal Bond Trust               June 1, 2010    June 30, 2012
Invesco Insured Municipal Income Trust             June 1, 2010    June 30, 2012
Invesco Insured Municipal Securities               June 1, 2010    June 30, 2012
Invesco Insured Municipal Trust                    June 1, 2010    June 30, 2012
Invesco Municipal Income Opportunities Trust       June 1, 2010    June 30, 2012
Invesco Municipal Income Opportunities Trust II    June 1, 2010    June 30, 2012
Invesco Municipal Income Opportunities Trust III   June 1, 2010    June 30, 2012
Invesco Municipal Premium Income Trust             June 1, 2010    June 30, 2012
Invesco New York Quality Municipal Securities      June 1, 2010    June 30, 2012
Invesco Prime Income Trust                         June 1, 2010    June 30, 2012
Invesco Quality Municipal Income Trust             June 1, 2010    June 30, 2012
Invesco Quality Municipal Investment Trust         June 1, 2010    June 30, 2012
Invesco Quality Municipal Securities               June 1, 2010    June 30, 2012